EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Jacobs Financial Group, Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2007 (the "Report") filed with the Securities and Exchange Commission, I, John M. Jacobs, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The  Company's  Report fully  complies  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         September 13, 2007                         /s/ John M. Jacobs
                                                    --------------------------
                                                    John M. Jacobs
                                                    President and CEO